                                                  EXHIBIT 10.34
                                                  -------------



                         AMENDMENT NO. 2
                TO FIRST PREFERRED FLEET MORTGAGE
                ---------------------------------


     Amendment No. 2 dated September 27, 1995 to the First Preferred Fleet Mortgage dated December 17, 1993 (the "Mortgage"), as amended, by ENSCO OFFSHORE COMPANY, a corporation organized and existing under the laws of the State of Delaware, with its principal place of business at 2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas 75202, (the "Shipowner"), to BANKERS TRUST COMPANY, not in its individual capacity, but solely as Trustee, a New York banking corporation, with its principal place of business at Four Albany Street, Fourth Floor, New York, New York 10006 (the "Trustee").

     WHEREAS, the Shipowner is the owner of 100% of the following
U.S. flag drilling rigs (the "Vessels"):

NAME                OFFICIAL NO.        HOME PORT
----                ------------        ---------

ENSCO 63            589096              New Orleans, LA
ENSCO 68            574668              New Orleans, LA
ENSCO 81            606512              New Orleans, LA
ENSCO 82            602912              New Orleans, LA
ENSCO 83            605536              New Orleans, LA
ENSCO 84            637544              New Orleans, LA
ENSCO 86            643110              New Orleans, LA
ENSCO 87            648969              New Orleans, LA
ENSCO 88            645637              New Orleans, LA
ENSCO 89            652440              New Orleans, LA
ENSCO 90            647859              New Orleans, LA
ENSCO 93            651385              New Orleans, LA
ENSCO 94            638685              New Orleans, LA
ENSCO 95            642112              New Orleans, LA
ENSCO 99            682070              New Orleans, LA

which Vessels have been duly registered in the name of the Shipowner in accordance with the laws of the United States of America; and

     WHEREAS, the Mortgage mortgaged one hundred percent (100%) of the Vessels, together with all of their boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains,
tackle,   apparel,   furniture,  fittings,   equipment,  drilling
equipment, pumps, drill pipes, collars, racking, housing, spare parts and supporting inventory, vehicles and living quarters





(excluding equipment aboard the Vessels which is not owned by the Shipowner) and all other appurtenances to the Vessels appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements made in or to such Vessels; and

     WHEREAS, the Mortgage was originally received for record at 10:23 a.m. on December 17, 1993, at the U.S. Coast Guard Vessel
Documentation Office at the Port of New Orleans, Louisiana and was recorded in Book PM-247 at page 109; and

     WHEREAS, the Mortgage was granted by the Shipowner to the Trustee for the purpose of securing the obligation of the Shipowner to pay all amounts due and payable under that certain Credit Facility Agreement dated as of December 15, 1993 (the "Credit Agreement") among the Banks named therein (the "Banks"), the Agents named therein, the Administrative Agent named therein, the Shipowner and ENSCO Offshore U.K. Limited. ("ENSCO U.K."); and

     WHEREAS, a true and accurate copy of the Credit Agreement is attached to the Mortgage as Exhibit A and forms a part thereof;
and

     WHEREAS,  pursuant to  Amendment  No. 1  to Credit  Facility
Agreement dated as of November 1, 1994 ("Amendment No. 1"), certain terms of the Credit Agreement were amended; and

     WHEREAS,  pursuant to  Amendment  No. 1  to First  Preferred
Fleet Mortgage, the Mortgage was amended to reflect the changes to the Credit Agreement effected by Amendment No. 1; and

     WHEREAS, Amendment No. 1 to the Mortgage was received for record at 9:35 a.m. on January 13, 1995 at the United States Coast Guard Vessel Documentation Office for the Port of New Orleans, Louisiana, and duly recorded in Book PM-9501, Instrument 206; and

     WHEREAS, pursuant to the terms of the Amended and Restated Credit Facility Agreement dated the date hereof (the "Restated Agreement") among the Shipowner, ENSCO U.K., the Banks, the Agents and the Administrative Agent, the Credit Agreement was restated and certain of its provisions were amended to, among other things, increase the Commitments of the Banks thereunder to USD 130,000,000; and

     WHEREAS, the Shipowner and the Trustee wish to amend the Mortgage to reflect the changes to the Credit Agreement made by the Restated Agreement.

     NOW THEREFORE, THIS AMENDMENT NO. 2 WITNESSETH:

     The Shipowner and the Trustee hereby agree to amend the Mortgage as follows:





     1. Exhibit A to the Mortgage is hereby replaced with the Restated Agreement in the form of Exhibit A attached hereto.

     2. Hereinafter each reference in the Mortgage, as amended, to the Credit Agreement shall refer to the Restated Agreement.

     3.   Subsections  15(d), (e)  and (f)  of Article  I  of the
Mortgage are hereby amended to read as follows:

               "(d) Subject to the provisions of Section 6.5 of the Restated Agreement, all amounts of whatsoever nature payable under any insurance shall be payable to the Trustee for distribution first to itself and thereafter to the Shipowner or others as their interests may appear. Nevertheless, until otherwise required by the Trustee by notice to the underwriters,
          (i) amounts payable under any insurance on the Vessels with respect to the protection and indemnity risks shall be paid directly to the Shipowner to reimburse it for any loss, damage or expense incurred by it and covered by such insurance or to the person to whom any liability covered by such insurance has been incurred, and (ii) amounts payable under any insurance with respect to the Vessels involving any damage to any Vessel not constituting an actual or constructive total loss, shall be paid by the underwriters directly for the repair, salvage or other charges involved or, if the Shipowner shall have first fully repaired the damage or paid all of the salvage or other charges, shall be paid to the Shipowner as reimbursement therefor, provided, no amount in excess of USD 2,000,000 shall be paid from any insurances without the prior written consent of the Trustee.

               (e) Subject to the provisions of Section 6.5 of the Restated Agreement, in the event of an actual or constructive total loss or a compromised constructive total loss or requisition of any Vessel, all insurance payments therefor shall be paid to the Trustee and applied to the Obligations in accordance with the terms of Article II, Section 206 of the Trust Indenture. The Shipowner shall not declare or agree with underwriters that any Vessel is a constructive or compromised, agreed or arranged constructive total loss without the prior written consent of the Trustee.

               (f) Subject to the provisions of Section 6.5 of the Restated Agreement, in the event of an actual or constructive total loss of any Vessel, the Trustee shall retain out of the insurance payments received on account of such loss and held by the Trustee in accordance with Section 305 of the Trust Indenture, any sum or sums that shall be or become owing the Trustee





          under this Mortgage for the cost, if any, of collecting the insurance, which sum or sums shall become the sole property of the Trustee, and pay the balance to the Banks for application pursuant to Section 6.5 of the Restated Agreement."

     4. Article III, Section 9 of the Mortgage is hereby amended to read as follows:

          "SECTION 9. The maximum principal amount that may be outstanding under this Mortgage at any one time is One Hundred Thirty Million United States Dollars (USD 130,000,000) and the purpose of recording this Mortgage as required by Chapter 313 of Title 46 of the United States Code, the total amount of this Mortgage is USD 130,000,000 and interest, fees and performance of mortgage covenants. The discharge amount is the same as the total amount."

     5. For purposes of recording this Amendment No. 2 to First Preferred Fleet Mortgage pursuant to 46 U.S.C. Section 31321, it amends mortgage covenants. The total amount of the Mortgage is increased to USD 130,000,000 plus interest and performance of mortgage covenants.

     6. Except as specifically amended herein, the Mortgage shall remain in full force and effect.

     7. All capitalized terms used herein but not defined herein shall have the meanings given to them in the Mortgage.

     8.   THIS AMENDMENT NO. 2  TO FIRST PREFERRED FLEET MORTGAGE
SHALL  BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE  UNITED STATES OF AMERICA  AND, TO THE EXTENT  THEY DO NOT
APPLY, TO THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     IN WITNESS HEREOF, the parties hereto have duly executed this Amendment No. 2 to First Preferred Fleet Mortgage on the date first written above.

                         ENSCO OFFSHORE COMPANY

                         By:  /s/  ROBERT O. ISAAC
                              -------------------------------
                              Name:  Robert O. Isaac
                              Title: Assistant Secretary

                         BANKERS TRUST COMPANY,
                              AS TRUSTEE

                         By:  /s/  JACKIE BARTNICK
                              -------------------------------
                              Name:  Jacqueline Bartnick
                              Title: Assistant Vice President






                         ACKNOWLEDGEMENT

STATE OF TEXAS      |
                    |
COUNTY OF HARRIS    |

     BEFORE ME,        SHIRLEY M. TURNER        , a notary public
in and for said county and state, on this day personally appeared Robert O. Isaac, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the Assistant Secretary of ENSCO Offshore Company, a corporation organized under the laws of DELAWARE, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

     Given under my hand and seal of office this 27TH day of September, 1995.


                              /s/  SHIRLEY M. TURNER
                              ---------------------------
                              Notary Public



                         ACKNOWLEDGEMENT

STATE OF NEW YORK   |
                    |
COUNTY OF NEW YORK  |

     BEFORE ME,        MARGARET BEREZA       , a notary public in
and for said county and state, on this day personally appeared JACKIE BARTNICK , known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the ASST. VICE PRESIDENT of Bankers Trust Company, a New York banking corporation and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said association.

     Given under my hand and seal of office this 26TH day of September, 1995.



                              /s/  MARGARET BEREZA
                              ---------------------------
                              Notary Public